                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                  ___________

                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 14, 2000


                          NEUROCRINE BIOSCIENCES, INC.
                   _________________________________________
              (Exact Name of Registrant as Specified in Charter)


        Delaware                         000-22705                33-0525145
-------------------------------   ------------------------   -------------------
                                  (Commission File Number)    (I.R.S. Employer
(State or Other Jurisdiction                                 Identification No.)
    of Incorporation)




            10555 Science Center Drive, San Diego, California 92121
-------------------------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                (858) 658-7600
-------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

                                      N/A
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

     The registrant attaches as Exhibit 99.1 to, and incorporates by reference in, this current report on Form 8-K, a final prospectus dated December 5, 2000 to its registration statement on Form S-3, File No. 333-47252. The final prospectus relates to the underwritten public offering of up to 3,450,000 shares of the registrant's common stock pursuant to an underwriting agreement dated December 5, 2000 between the registrant and Robertson Stephens, Inc. and Salomon Smith Barney Inc.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         The following exhibits are filed as part of this Report:

         No.      Exhibit
         ---      -------

         99.1     Final Prospectus dated December 5, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         NEUROCRINE BIOSCIENCES, INC.
                                (Registrant)


                         By:    /s/ Gary A. Lyons
                                -----------------
                                Gary A. Lyons
                                President and Chief Executive Officer


Date:  December 14, 2000

                                 EXHIBIT INDEX

No.      Exhibit
---      -------

99.1     Final Prospectus dated December 5, 2000.